UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 29, 2008
                                                         ----------------

                             REPRO-MED SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                       0-12305                 13-3044880
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


               24 Carpenter Road, Chester, New York            10918
             ----------------------------------------        ----------
             (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (845) 469-2042
                                                           --------------

                                 not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 29th, 2008 Dr. Nathan Blumberg resigned from his position as a member of our board of directors due to personal health reasons, specifically complications from a treatment for toxoplasmosis.

Dr. Blumberg will continue to work with Repro-Med Systems, Inc. as a consultant.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REPRO-MED SYSTEMS, INC.
                                       (Registrant)


Date  November 5, 2008                 By: /s/ Andrew I. Sealfon
      ----------------                     ---------------------
                                           Andrew I. Sealfon
                                           President and Chief Executive Officer

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